Exhibit 10.1

March 5, 2014

Trans World Entertainment Corporation, as Lead Borrower
38 Corporate Circle
Albany, New York 12203

Re:	2014 Specified Restricted Payment (as defined below) – Trans World Entertainment Corporation, et al

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 15, 2010 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, Trans World Entertainment Corporation, Record Town, Inc. (“Record Town”), Record Town USA, LLC, Trans World New York, LLC, Trans World Florida, LLC, Movies Plus, Inc. and Record Town Utah, LLC (each such Person, individually a “Borrower” and collectively the “Borrowers”), Media Logic, USA, LLC, (individually a “Facility Guarantor” and collectively with any other Person now or hereafter party thereto as a Facility Guarantor, the “Facility Guarantors”) (the Borrowers and the Facility Guarantors are hereinafter referred to as the “Loan Parties”), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association (as successor to Bank of America, N.A.), as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), Swingline Lender and Issuing Bank. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lead Borrower has advised the Administrative Agent that the Lead Borrower desires to make a Restricted Payment to its shareholders in the amount of $16,500,000 (the “2014 Specified Restricted Payment”), such amount consisting of cash on hand. Section 6.06(a) of the Credit Agreement prohibits the making of Restricted Payments except to the extent constituting Permitted Dividends. Absent the consent of the Required Lenders, the making of the 2014 Specified Restricted Payment would constitute an Event of Default under Section 7.01(d) as a result of a violation of Section 6.06(a) of the Credit Agreement. Accordingly, the Lead Borrower has requested that the Administrative Agent and the Required Lenders consent to the making of the 2014 Specified Restricted Payment notwithstanding the restrictions set forth in Section 6.06(a) of the Credit Agreement. The Administrative Agent and the Required Lenders have agreed to provide such consent, subject to the terms and conditions hereof.

Accordingly, the parties hereto hereby agree as follows:

1.	Consent.

a.	Subject to the terms and conditions of this letter agreement (this “Letter Agreement”), the Administrative Agent and the Lenders hereby consent to the making of the 2014 Specified Restricted Payment. The consent provided herein shall in no way constitute a modification or waiver of any other obligations of the Loan Parties under the Credit Agreement or any other Loan Documents, each of

Trans World Entertainment Corporation, as Lead Borrower

March 5, 2014

which remains in full force and effect. It is hereby agreed to and understood by the parties that this consent is a one-time consent related to the making of the 2014 Specified Restricted Payment with $16,500,000 of cash on hand only and is not an amendment to the Credit Agreement with respect to any other restrictions on Restricted Payments on any other occasion, nor is it a waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement.

b.	Notwithstanding the foregoing, prior to the making of the 2014 Specified Restricted Payment, each of the following conditions shall be satisfied:

i.	no Default or Event of Default then exists or would arise as a result of the making of the 2014 Specified Restricted Payment other than as a result of a violation of Section 6.06(a) of the Credit Agreement as described above,

ii.	(x) at no time during the six (6) month period ending on the date of the 2014 Specified Restricted Payment shall there have been any Borrowings, and (y) after giving effect to the making of the 2014 Specified Restricted Payment, as projected on a pro-forma basis for the six (6) month period following the making of such dividend or other distribution, there are no anticipated Borrowings,

iii.	the 2014 Specified Restricted Payment shall be made in cash utilizing the Loan Parties’ cash on hand not consisting of Eligible Cash on Hand and not from proceeds of any Borrowings under the Credit Agreement, and

iv.	the Administrative Agent shall have received evidence of satisfaction of the conditions contained in clauses (ii) and (iii) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Administrative Agent.

2.	Miscellaneous.

a.	The Loan Parties represent and warrant that, after giving effect to this Letter Agreement, no Default or Event of Default now exists and is continuing.

b.	Except as expressly waived or modified herein, all other terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Letter Agreement shall constitute a Loan Document for all purposes.

c.	This Letter Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof.

d.	This Letter Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all

Trans World Entertainment Corporation, as Lead Borrower

March 5, 2014

of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Letter Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

e.	Any provision of this Letter Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

f.	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Letter Agreement and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Letter Agreement.

g.	This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

[SIGNATURE PAGES FOLLOW]

Trans World Entertainment Corporation, as Lead Borrower

March 5, 2014

If the foregoing correctly sets forth our understanding, please indicate your agreement by signing below.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, and a Lender

By:	/s/ Peter A. Foley
Name:	Peter A. Foley
Title:	Authorized Signatory

Signature Page to Letter Agreement regarding 2014 Specified Restricted Payment

Trans World Entertainment Corporation, as Lead Borrower

March 5, 2014

The foregoing is acknowledged, agreed and accepted:

TRANS WORLD ENTERTAINMENT
CORPORATION, as Lead Borrower and as
a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

RECORD TOWN, INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

RECORD TOWN USA, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

TRANS WORLD NEW YORK, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

TRANS WORLD FLORIDA, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

Signature Page to Letter Agreement regarding 2014 Specified Restricted Payment

Trans World Entertainment Corporation, as Lead Borrower

March 5, 2014

MOVIES PLUS, INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

RECORD TOWN UTAH, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

MEDIA LOGIC USA, LLC, as a Facility
Guarantor

By:	Record Town, Inc., its sole member

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Corporate Secretary

Signature Page to Letter Agreement regarding 2014 Specified Restricted Payment